UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  April 30, 2018

PIER 1 IMPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-07832	75-1729843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Pier 1 Place Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 817-252-8000

                    N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 30, 2018, the Compensation Committee of the Board of Directors (the “Board”) of Pier 1 Imports, Inc. (the “Company”) recommended to the Board, and the Board approved, the Company’s short-term incentive program for its executive officers for fiscal 2019.  Executive officers eligible to receive a short-term incentive award for fiscal 2019 include Alasdair B. James, President and Chief Executive Officer, Nancy A. Walsh, Executive Vice President and Chief Financial Officer, and named executive officer Michael R. Benkel, Executive Vice President, Global Supply Chain.

The short-term incentive program provides for the executive’s receipt of a performance-based cash award pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan, which allows for cash performance awards in addition to stock-based awards.   For fiscal 2019, Mr. James’ and Ms. Walsh’s target annual incentive is 125% of his or her base salary, and Mr. Benkel’s target annual incentive is 75% of his base salary, based on the Company’s achievement of performance metrics established by the Compensation Committee. The short-term incentive award will be awarded based 50% on the Company’s fiscal 2019 consolidated operating cash earnings before interest, taxes, depreciation and amortization from all domestic and international operations, but not including discontinued operations, unusual or non-recurring charges nor recurring non-cash items, referred to as Operating Cash EBITDA, and 50% on the Company’s fiscal 2019 net sales.  Each metric will pay out at 30% if threshold performance is achieved, 100% if target performance is achieved, and 200% if maximum performance is achieved, with interpolation between levels.  The executive must be employed by the Company on the last day of the fiscal year to receive an award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	May 4, 2018	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President Compliance
and General Counsel, Secretary